UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                Current Report

                      PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934.

          Date of Report (Date of Earliest event reported):
                                 May 22, 2007


                            Metabolic Research, Inc.
          (Exact Name of Registrant as specified in its charter)


        Nevada                        000-25879         35-2065469
 (State or other jurisdiction of     (Commission       (IRS Employer
 incorporation or organization)      file number)    Identification Number)

                                  10635 Lessona St.
                                Las Vegas, NV  89141
                       (Address of principal executive offices)

                                   (702) 270-0901
                   Registrant's telephone number, including area code

                                         N/A
            (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
 / / Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 / / Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
 / / Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))
 / / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                   SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01
          Entry into a Material Definitive Agreement.

          Acquistion Agreement

          In furtherance of the Acquistion Agreement entered into between Metabolic Research, Inc. (the "Registrant") and IDZIN, Inc. dated May 18, 2007, the Registrant acquired IDZIN's products, trade names, technologies, outstanding contracts, customers and proprietary software. The Registrant issued ten million six hundred ninety thousand (10,690,000) shares of convertible preferred shares, on a one to one basis, to shareholders of IDZIN, Inc.

                     SECTION 3 - SECURITIES AND TRADING MARKETS
Item 3.02
          Unregistered Sales of Equity Securities.

     The disclosure set forth above under Item 1.01 (Entry into a Material Definitive Agreement) is hereby incorporated by reference into this Item 3.02.

     On May 18, 2007, the Registrant issued ten million six hundred ninety thousand (10,690,000) shares of its convertible preferred stock, on a one to one basis, to shareholders of IDZIN, Inc. Such shares were issued pursuant to and in accordance with the Acquisition Agreement, dated May 18, 2007, between the Registrant and IDZIN, Inc. In consideration for the issuance of such shares, IDZIN, Inc. sold acquired assets and contracts it had developed or acquired as defined in the Acquisition Agreement. The shares will automatically convert to common restricted (Rule 144) shares one hundred eighty days from today's date. These shares were issued pursuant to the exemption from registration available under Section 4(2) of the Securities
Act of 1933, as amended.

                    SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01
          Financial Statements and Exhibits.
     (a) Financial statements of businesses acquired.
     Not Applicable

     (b) Pro forma financial information.
     Not Applicable

     (c) Shell company transactions.
     Not Applicable

     (d) Exhibits.

         Exhibit No.              Description
            10.3 Acquisition Agreement, dated May 18, 2007, among the Registrant and IDZIN, Inc.


SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 22, 2007

              METABOLIC RESEARCH, INC.

 	 	Dr. David P. Summers
         By /s/----------------------
 	 	Dr. David P. Summers
             Chief Executive Officer,
                  and Director